UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
March 3, 2008

SLS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31323	52-2258371
(state or other juris-	(Commission	(I.R.S. Employer
diction of incorporation)	File Number)	(Identification No.)

1650 W. Jackson Street, Ozark, MO	65721
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (417) 883-4549

_________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03. Bankruptcy or Receivership.

On March 3, 2009, SLS International, Inc. (the “Company”) filed a voluntary petition for reorganization relief under Chapter 11 of Title 11 of the United States Bankruptcy Code (the  Bankruptcy Code ”) in the United States Bankruptcy Court for the District of Delaware (the  Bankruptcy Court ”) (Case No. 09-10696 (KG)).  The Company continues to manage and operate its business as a debtor in possession pursuant to Bankruptcy Code Sections 1107 and 1108.  The Company intends to sell substantially all of its assets pursuant to Section 363 of the Bankruptcy Code in the sixty days following the filing of its Chapter 11 petition under a Bankruptcy Court supervised sales process and then convert its case to Chapter 7, at which point a Chapter 7 trustee will be appointed by the Bankruptcy Court.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLS INTERNATIONAL, INC.

March 4, 2009	By:	s/ John Gott
John Gott, Chief Executive Officer